UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2019

APPLE HOSPITALITY REIT, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-37389	26-1379210
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

814 East Main Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, no par value	APLE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Apple Hospitality REIT, Inc. (which is referred to below as the “Company”) is filing this report in accordance with Items 5.07 and 8.01 of Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 16, 2019, the Company held its Annual Meeting of Shareholders (the “Annual Meeting”).  At the Annual Meeting, shareholders considered:

1. The election of six (6) directors to the Board of Directors (the “Board”);

2. An advisory vote regarding the approval of compensation paid to the Company’s named executive officers; and

3. The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm to serve for 2019.

The Company’s shareholders voted as follows on these matters:

1.	The Company’s shareholders elected the six director nominees named in the proxy statement with the following votes:

NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
Jon A. Fosheim	135,715,475	2,654,867	41,496,501
Kristian M. Gathright	128,917,493	9,452,849	41,496,501
Justin G. Knight	136,521,016	1,849,326	41,496,501
Bruce H. Matson	135,967,206	2,403,136	41,496,501
Blythe J. McGarvie	135,627,009	2,743,333	41,496,501
L. Hugh Redd	135,982,555	2,387,787	41,496,501

The six duly elected directors will serve a one-year term expiring at the 2020 Annual Meeting of Shareholders.

2.	The Company’s shareholders voted on the advisory resolution to approve the compensation paid to the Company’s named executive officers with the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
128,441,677	9,218,570	710,095	41,496,501

3.	The Company’s shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. This proposal received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
175,027,751	4,212,069	627,023	-

Item 8.01. Other Events.

On May 16, 2019, the Board approved an extension until July 2020 of the Company’s existing share repurchase program.  The extended share repurchase program permits the repurchase of up to $360 million of the Company’s common shares.  Repurchases may be made in the open market, through 10b5-1 programs or in privately negotiated transactions.  The timing of share repurchases and the number of common shares to be repurchased will depend upon prevailing market conditions and other factors.  There can be no assurances that the Company will make additional purchases under the share repurchase program.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple Hospitality REIT, Inc.

By:	/s/ Justin G. Knight
Justin G. Knight President and Chief Executive Officer

May 17, 2019